                                                                    EXHIBIT 99.2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

            AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                               $        --

RECEIPTS:
     1.  Receipts from Operations
         Receipts from Operations (Received by Parent or Affiliates)            $238,677.30
     2.  Other Receipts
         Other Receipts (Received by Parent or Affiliates)                      $175,980.54
                                                                                -----------

TOTAL RECEIPTS                                                                  $414,657.84
Less:  Receipts received by Parent or Affiliates                                $(414,657.84)
                                                                                -----------
ADJUSTED TOTAL RECEIPTS                                                         $        --

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $        --
         b. Others                                                              $        --
     4. Taxes
         a. Federal Income Taxes                                                $        --
         b. FICA Withholdings                                                   $        --
         c. Employee's withholdings                                             $        --
         d. Employer's FICA                                                     $        --
         e. Federal Unemployment Taxes                                          $        --
         f. State Income Tax                                                    $        --
         g. State Employee withholdings                                         $        --
         h. All other state taxes                                               $        --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                         $        --
         b. Utilities                                                           $  2,078.73
         c. Insurance
         d. Merchandise bought for manufacture or sell
         e. Other necessary expenses
             Employee Expenses
             Office Supplies & Expenses
             Other                                                              $    300.00
                                                                                -----------

TOTAL DISBURSEMENTS                                                             $  2,378.73
Less:  Disbursements made by Parent or Affiliates                               $ (2,378.73)
                                                                                -----------
ADJUSTED TOTAL DISBURSEMENTS                                                    $        --

                                                                                -----------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $        --

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                          $        --

                                                                                -----------
ENDING BALANCE IN ALL ACCOUNTS                                                  $        --
                                                                                ===========


                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297


DATE RECEIVED                   DESCRIPTION                                   AMOUNT
-------------                   -----------                                   ------
 4/24/2001            Orion Telecommunications (A/R)                       $ 69,062.00
 4/24/2001            State of Florida (Refund)                            $  7,266.55
  5/3/2001            Restor Telecom (A/R)                                 $ 14,588.70
  5/3/2001            US Assemblies (A/R)                                  $139,493.11
  5/3/2001            US Assemblies (A/R)                                  $ 29,220.88
                                                                           -----------
                                                                    Total  $259,631.24*
                                                                           ===========


* Funds received by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


DATE DISBURSED           CHECK NUMBER                      DESCRIPTION                                AMOUNT
--------------           ------------                      -----------                                ------
  5/11/2001                 34377              Sawnee EMC (Utilities - Electric)                   $2,078.73
  5/14/2001                 34378              Waste Management (Maintenance)                      $  300.00
                                                                                                   ---------
                                                                                            Total  $2,378.73*
                                                                                                   =========


*  Funds disbursed by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2001


STATEMENT OF INVENTORY
    Beginning Inventory                      $     --
    Add: purchases                           $     --
    Less: goods sold                         $     --
                                             --------
    Ending inventory                         $     --
                                             ========

PAYROLL INFORMATION STATEMENT
    Gross payroll for this period            $     --
    Payroll taxes due but unpaid             $     --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                                 DATE REGULAR            AMOUNT OF             NUMBER OF            AMOUNT OF
     NAME OF CREDITOR/LESSOR                    PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
     -----------------------                    --------------        ---------------     -------------------   -----------------

North Atlanta Realty                               Monthly             $   28,021.13              --                $     --
GE Capital (Copier Lease)                          Monthly             $      575.72              --                $     --
Toshiba Easy Lease (Fax)                           Monthly             $       84.41              --                $     --
Toshiba Easy Lease (Fax)                           Monthly             $       35.11              --                $     --
GE Capital (Copier/Fax Lease)                      Monthly             $      612.83              --                $     --
Ascom/Hasler (Postage Meter)                      Quarterly            $      181.15              --                $     --
Imperial Business Credit (Postage Meter)          Quarterly            $      497.83              --                $     --


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                             3RD PARTY               INTERCOMPANY             TOTAL
                                                                ---------               ------------             -----

    Beginning of month balance                                 $14,320,138.00           $        --          $14,320,138.00
    Add: sales on account                                      $           --           $        --          $           --
            Cash received by Parent or Affiliate               $           --           $175,980.54          $   175,980.54
    Less: collections received by Parent or Affiliate          $  (238,677.30)          $238,677.30          $           --
                                                               --------------           -----------          --------------
    End of month balance                                       $14,081,460.70           $414,657.84          $14,496,118.54
                                                               ==============           ===========          ==============

0-30 Days           31-60 Days           61-90 Days            Over 90 Days           End of Month Total
---------           ----------           ----------            ------------           ------------------
 $ --                 $ --                 $ --               $14,081,460.70            $14,081,460.70

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                            3RD PARTY        INTERCOMPANY           TOTAL
                                                            ---------        ------------           -----

    Beginning of month balance                             $       --          $      --          $      --
    Add: sales on account                                  $ 2,378.73          $      --          $2,378.73
             Cash received on behalf of affiliate          $       --          $      --          $      --
             Cash received from affiliate                  $       --          $      --          $      --
    Less: expenses paid by affiliate                       $(2,378.73)         $2,378.73          $      --
                                                           ----------          ---------          ---------
    End of month balance                                   $       --          $2,378.73          $2,378.73
                                                           ==========          =========          =========


0-30 Days           31-60 Days             61-90 Days             Over 90 Days           End of Month Total
---------           ----------             ----------             ------------           ------------------
 $ --                 $ --                   $ --                    $ --                       $ --


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For The Month Ending: May 31, 2001


                               TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal income taxes                Yes [X]             No [ ]

         2.  FICA withholdings                   Yes [X]             No [ ]

         3.  Employee's withholdings             Yes [X]             No [ ]

         4.  Employer's FICA                     Yes [X]             No [ ]

         5.  Federal unemployment taxes          Yes [X]             No [ ]

         6.  State income tax                    Yes [X]             No [ ]

         7.  State employee withholdings         Yes [X]             No [ ]

         8.  All other state taxes                    See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    /s/ Henry C. Lyon
                                    -------------------------------------------
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                            $        --

RECEIPTS:
     1. Receipts from Operations
        Receipts from Operations (Received by Parent or Affiliates)          $ 99,703.46
     2. Other Receipts
        Other Receipts (Received by Parent or Affiliates)
                                                                             -----------

TOTAL RECEIPTS                                                               $ 99,703.46
Less:  Receipts received by Parent or Affiliates                             $(99,703.46)
                                                                             -----------
ADJUSTED TOTAL RECEIPTS                                                      $        --

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                          $        --
        b. Others                                                            $        --
     4. Taxes
        a. Federal Income Taxes                                              $        --
        b. FICA Withholdings                                                 $        --
        c. Employee's withholdings                                           $        --
        d. Employer's FICA                                                   $        --
        e. Federal Unemployment Taxes                                        $        --
        f. State Income Tax                                                  $        --
        g. State Employee withholdings                                       $        --
        h. All other state taxes                                             $        --

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                       $ 56,142.39
        b. Utilities
        c. Insurance
        d. Merchandise bought for manufacture or sell
        e. Other necessary expenses
            Employee Expenses
            Office Supplies & Expenses                                       $  1,215.96
            Other                                                            $  1,761.18
                                                                             -----------

TOTAL DISBURSEMENTS                                                          $ 59,119.53
Less:  Disbursements paid by Parent or Affiliates                            $(59,119.53)
                                                                             -----------
ADJUSTED TOTAL DISBURSEMENTS                                                 $        --

                                                                             -----------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $        --

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                       $        --

                                                                             -----------
ENDING BALANCE IN ALL ACCOUNTS                                               $        --
                                                                             ===========


                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2001

Bank:              Bank of America
Location:          Dallas, TX
Account Name:      Master Account
Account Number:    03751046297

     DATE RECEIVED                                     DESCRIPTION                                       AMOUNT
     -------------                               ------------------------                              -----------
        6/1/2001                                 ORION TELECOMMUNICATIONS                              $ 69,062.00
                                                                                                       -----------
                                                                                              Total    $ 69,062.00
                                                                                                       ===========


                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

Bank:             Bank of America
Location:         Dallas, TX
Account Name:     Corporate Disbursement
Account Number:   03299976144

DATE DISBURSED     CHECK NUMBER                  DESCRIPTION                    AMOUNT
--------------     ------------                  -----------                 -----------
   6/1/2001           34414          NORTH ATLANTA REALTY                    $ 28,021.26
   6/5/2001           34416          NORTH ATLANTA REALTY                    $ 28,121.13
   6/8/2001           34425          WASTE MANAGEMENT                        $     77.05
  6/15/2001           34447          TOSHIBA EASY LEASE                      $     57.11
  6/20/2001           34455          GE CAPITAL                              $    612.83
  6/20/2001           34456          IMPERIAL BUSINESS                       $    546.02
  6/27/2001           34463          RANDSTAD NORTH                          $    192.00
  6/27/2001           34464          THOMPSON LIFT                           $    549.98
                                                                             -----------
                                                                             $ 58,177.38*
                                                                             ===========


*Funds disbursed by World Access, Inc. on behalf of Debtor.


                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2001

Bank:             First Union
Location:         Delaware
Account Name:     World Access Investment Corp
Account Number:   2000003341528

DATE DISBURSED                     DESCRIPTION                          AMOUNT
--------------                     -----------                        --------
  6/1/2001          Griffin Corp Fees                                 $ 462.14
 6/11/2001          Bank Fees                                         $  24.51
 6/29/2001          Griffin Corp Fees                                 $ 455.50
                                                                      --------
                                                       Total          $ 942.15*
                                                                      ========


*Funds disbursed by World Access, Inc. on behalf of Debtor.


                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2001

STATEMENT OF INVENTORY
  Beginning Inventory                       $--
  Add: purchases                            $--
  Less: goods sold                          $--
                                            ---
  Ending inventory                          $--
                                            ===
PAYROLL INFORMATION STATEMENT
  Gross payroll for this period             $--
  Payroll taxes due but unpaid              $--

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                DATE REGULAR          AMOUNT OF           NUMBER OF              AMOUNT OF
        NAME OF CREDITOR/LESSOR                PAYMENT IS DUE      REGULAR PAYMENT   PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
----------------------------------------       --------------      ---------------   -------------------    -------------------
North Atlanta Realty                               Monthly            $28,021.13              --                  $    --
GE Capital (Copier Lease)                          Monthly            $   575.72              --                  $    --
Toshiba Easy Lease (Fax)                           Monthly            $    84.41               1                  $ 84.41
Toshiba Easy Lease (Fax)                           Monthly            $    35.11               1                  $ 35.11
GE Capital (Copier/Fax Lease)                      Monthly            $   612.83               1                  $612.83
Ascom/Hasler (Postage Meter)                       Quarterly          $   181.15              --                  $    --
Imperial Business Credit (Postage Meter)           Quarterly          $   497.83              --                  $    --


                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                    3RD PARTY            INTERCOMPANY            TOTAL
                                                                     --------------        --------------       --------------
             Beginning of month balance                              $14,081,460.70        $   414,657.84       $14,496,118.54
             Add: Sales on account                                   $           --        $           --       $           --
                  Cash received by Parent or Affiliate               $           --        $           --       $           --
             Less: Collections received by Parent or Affiliate       $   (99,703.46)       $    99,703.46       $           --
                                                                     --------------        --------------       --------------
             End of month balance                                    $13,981,757.24        $   514,361.30       $14,496,118.54
                                                                     ==============        ==============       ==============

      0-30 Days                         31-60 Days                     61-90 Days           Over 90 Days      End of Month Total
      ---------                         ----------                     ----------          --------------     ------------------
      $      --                                                        $       --          $13,981,757.24       $13,981,757.24




STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                       3RD PARTY            INTERCOMPANY            TOTAL
                                                                     --------------        --------------       --------------
             Beginning of month balance                              $           --        $     2,378.73       $     2,378.73
             Add: sales on account                                   $    89,674.34        $           --       $    89,674.34
                  Cash received on behalf of Affiliate               $           --        $           --       $           --
                  Cash received from Affiliate                       $           --        $           --       $           --
             Less: expenses paid by Parent or Affiliate              $   (59,119.53)       $    59,119.53       $           --
                                                                     --------------        --------------       --------------
             End of month balance                                    $    30,554.81        $    61,498.26       $    92,053.07
                                                                     ==============        ==============       ==============

      0-30 Days                         31-60 Days                       61-90 Days          Over 90 Days      End of Month Total
      ---------                         ----------                       ----------          ------------      ------------------
     $30,554.81                                                          $       --          $         --       $    30,554.81


                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: June 30, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1           Federal income taxes               Yes (X)          No ( )

         2           FICA withholdings                  Yes (X)          No ( )

         3           Employee's withholdings            Yes (X)          No ( )

         4           Employer's FICA                    Yes (X)          No ( )

         5           Federal unemployment taxes         Yes (X)          No ( )

         6           State income tax                   Yes (X)          No ( )

         7           State employee withholdings        Yes (X)          No ( )

         8           All other state taxes             See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                      /s/ Henry C. Lyon
                                      -----------------------------------------
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer


                             OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

             AMENDED SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $               --

RECEIPTS:
     1.  Receipts from Operations                                                  $               --
         Receipts from Operations (Received by Parent or Affiliates)               $        83,650.70
     2.  Other Receipts                                                            $     8,053,350.23
         Other Receipts (Received by Parent or Affiliates)                         $    14,184,676.55
                                                                                   ------------------

TOTAL RECEIPTS                                                                     $    22,321,677.48
Less:  Receipts received by Parent or Affiliates                                   $   (14,268,327.25)
                                                                                   ------------------
ADJUSTED TOTAL RECEIPTS                                                            $     8,053,350.23

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $               --
         b. Others                                                                 $               --
     4. Taxes
         a. Federal Income Taxes                                                   $               --
         b. FICA Withholdings                                                      $               --
         c. Employee's withholdings                                                $               --
         d. Employer's FICA                                                        $               --
         e. Federal Unemployment Taxes                                             $               --
         f. State Income Tax                                                       $               --
         g. State Employee withholdings                                            $               --
         h. All other state taxes                                                  $               --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                            $        28,046.00
         b. Utilities                                                              $               --
         c. Insurance                                                              $               --
         d. Merchandise bought for manufacture or sell                             $               --
         e. Other necessary expenses                                               $               --
            Employee Expenses                                                      $               --
            Office Supplies & Expenses                                             $               --
            Other                                                                  $           370.94
                                                                                   ------------------

TOTAL DISBURSEMENTS                                                                $        28,416.94
Less:  Disbursements made by Parent or Affiliates                                  $       (28,416.94)
                                                                                   ------------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $               --

                                                                                   ------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $     8,053,350.23

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                             $               --

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                          $     8,053,350.23
                                                                                   ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $     8,053,350.23
                                                                                   ==================


                            OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE RECEIVED                           DESCRIPTION                                      AMOUNT
-------------                           -----------                                 ----------------
 7/6/2001               LOCKBOX DEPOSIT CREDIT (NOT OURS - BOA TO DEBIT AUG)        $      24,506.55
 7/9/2001               ORION TELECOMMUNICATIONS (RECEIVABLE)                       $      69,062.00
 7/9/2001               RESTOR TELECOM INC (RECEIVABLE)                             $      14,588.70
7/27/2001               VERSO TECHNOLOGIES (NACT SALE PROCEEDS)                     $  13,958,508.01
7/27/2001               SBT CORP TRUST WIRE (NACT SALE PROCEEDS)                    $     201,661.99
                                                                                    ----------------
                                           Total WATP Receipts                      $  14,268,327.25*
                                                                                    ================



*        Funds received by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2001

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130


DATE RECEIVED                     DESCRIPTION                                        AMOUNT
-------------                     -----------                                    -------------
                          Cash generated from sale of BATM Stock                 $8,030,013.58
7/31/2001                 Interest Received                                      $   23,336.65
                                                                                 -------------
                            Total WATP Receipts                                  $8,053,350.23
                                                                                 =============




                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


DATE DISBURSED           CHECK NUMBER         DESCRIPTION                                AMOUNT
--------------           ------------         -----------                            --------------
 7/5/2001                   34476          NORTH ATLANTA REALTY                      $    28,046.00
7/13/2001                   34496          WASTE MANAGEMENT                          $       213.59
                                                                                     --------------
                                               Total WATP Disbursements              $    28,259.59*
                                                                                     ==============


*        Funds disbursed by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2001

Bank:  First Union
Location:  Delaware
Account Name:  World Access Investment Corp
Account Number:  2000003341528


DATE DISBURSED                                DESCRIPTION                                 AMOUNT
--------------                                -----------                             --------------
7/11/2001                   Bank Fees                                                 $        24.60
7/12/2001                   IRS - Misc. Delaware Trust Tax Payment                    $         8.00
7/30/2001                   Griffin Corp. - Misc. Delaware Trust Tax Payment          $        17.25
7/31/2001                   Overdraft Fee                                             $        31.00
7/31/2001                   IRS - Misc. Delaware Trust Tax Payment                    $        76.50
                                                                                      --------------
                                                    Total WATP Disbursements          $       157.35*
                                                                                      ==============


*Funds disbursed by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2001

STATEMENT OF INVENTORY
    Beginning Inventory                                       $           --
    Add: purchases                                            $           --
    Less: goods sold                                          $           --
                                                              --------------
    Ending inventory                                          $           --
                                                              ==============


PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                             $           --
    Payroll taxes due but unpaid                              $           --


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                                   DATE REGULAR        AMOUNT OF            NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR                           PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
-----------------------                           --------------    ----------------   --------------------   -------------------
North Atlanta Realty                                Monthly          $    28,021.13               --                $         --
GE Capital (Copier Lease)                           Monthly          $       575.72                1                $     575.72
Toshiba Easy Lease (Fax)                            Monthly          $        84.41                2                $     168.82
Toshiba Easy Lease (Fax)                            Monthly          $        35.11                2                $      70.22
GE Capital (Copier/Fax Lease)                       Monthly          $       612.83                2                $   1,225.66
Ascom/Hasler (Postage Meter)                        Quarterly        $       181.15               --                $         --
Imperial Business Credit (Postage Meter)            Quarterly        $       497.83               --                $         --



                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2001

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                           3RD PARTY              INTERCOMPANY                TOTAL
                                                           --------------           --------------           --------------
      Beginning of month balance                           $13,981,757.24           $   514,361.30           $14,496,118.54
      Add: sales on account                                $           --           $           --           $           --
              cash received by Parent or Affiliate         $           --           $14,184,676.55           $14,184,676.55
              cash advanced to affiliate                   $           --           $           --           $           --
      Less: collections received by parent or affiliate    $   (83,650.70)          $    83,650.70           $           --
               Write-off due to sale of affiliate          $           --           $  (185,668.06)          $  (185,668.06)
                                                           --------------           --------------           --------------
      End of month balance                                 $13,898,106.54           $14,597,020.49           $28,495,127.03
                                                           ==============           ==============           ==============





  0-30 Days                31-60 Days                61-90 Days                     Over 90 Days               End of Month Total
-----------               -----------               -----------               ------------------               ------------------
$        --               $        --               $        --               $    13,898,106.54               $    13,898,106.54




STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                       3RD PARTY             INTERCOMPANY             TOTAL
                                                                    --------------         --------------        --------------
         Beginning of month balance                                 $    30,554.81         $    61,498.26        $    92,053.07
         Add: sales on account                                      $    53,568.56         $           --        $    53,568.56
                 Expenses paid by Parent or Affiliate                                      $           --        $           --
                 Cash received from Affilitate                      $           --         $           --        $           --
         Less: payments                                             $   (28,416.94)        $    28,416.94        $           --
                  Write-off due to sale of affiliate                $           --         $           --        $           --
                                                                    --------------         --------------        --------------
         End of month balance                                       $    55,706.43         $    89,915.20        $   145,621.63
                                                                    ==============         ==============        ==============



0-30 Days                31-60 Days               61-90 Days               Over 90 Days            End of Month Total
---------                ----------               ----------               ------------            ------------------
$53,140.51               $2,565.92                $       --               $         --                $55,706.43


                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes              Yes (X)           No ( )

       2.        FICA withholdings                 Yes (X)           No ( )

       3.        Employee's withholdings           Yes (X)           No ( )

       4.        Employer's FICA                   Yes (X)           No ( )

       5.        Federal unemployment taxes        Yes (X)           No ( )

       6.        State income tax                  Yes (X)           No ( )

       7.        State employee withholdings       Yes (X)           No ( )

       8.        All other state taxes                 See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                /s/ Henry C. Lyon
                                -----------------------------------------------
                                For the Debtor In Possession

                                Henry C. Lyon
                                Designated Officer


                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $ 8,053,350.23

RECEIPTS:
     1.  Receipts from Operations                                                  $           --
         Receipts from Operations (Received by Parent or Affiliates)               $           --
     2.  Other Receipts                                                            $ 1,660,340.08
         Other Receipts (Received by Parent or Affiliates)                         $        51.31
                                                                                   --------------

TOTAL RECEIPTS                                                                     $ 1,660,391.39
Less:  Receipts by Parent or Affiliate                                             $       (51.31)
                                                                                   --------------
ADJUSTED TOTAL RECEIPTS                                                            $ 1,660,340.08

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $           --
         b. Others                                                                 $           --
     4. Taxes
         a. Federal Income Taxes                                                   $           --
         b. FICA Withholdings                                                      $           --
         c. Employee's withholdings                                                $           --
         d. Employer's FICA                                                        $           --
         e. Federal Unemployment Taxes                                             $           --
         f. State Income Tax                                                       $           --
         g. State Employee withholdings                                            $           --
         h. All other state taxes                                                  $           --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                            $    28,021.13
         b. Utilities                                                              $           --
         c. Insurance                                                              $           --
         d. Merchandise bought for manufacture or sell                             $           --
         e. Other necessary expenses                                               $           --
             Employee Expenses                                                     $           --
             Office Supplies & Expenses                                            $     1,626.61
             Other                                                                 $    24,506.55
                                                                                   --------------

TOTAL DISBURSEMENTS                                                                $    54,154.29
Less:  Disbursements made by Parent or Affiliate                                   $   (54,154.29)
                                                                                   --------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $           --

                                                                                   --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $ 1,660,340.08

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                             $           --

ENDING BALANCE IN Deutsch Bank - S/T Investment 206-21130                          $ 9,713,690.31

                                                                                   --------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $ 9,713,690.31
                                                                                   ==============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank:              First Union
Location:          Delaware
Account Name:      World Access Investment Corp
Account Number:    2000003341528

     DATE RECEIVED           DESCRIPTION                                        AMOUNT
     -------------           -----------                                        -------
        8/2/2001         Bank Fees Refunded                                     $ 51.31
                                                                                -------
                                                         Total WATP Receipts    $ 51.31 (*)
                                                                                =======

(*)      Funds received by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2001

Bank:             Deutsche Bank Alex. Brown
Location:         Baltimore, MD
Account Name:     Investment Account
Account Number:   206-21130

     DATE RECEIVED                    DESCRIPTION                                             AMOUNT
    ---------------                   -----------                                         --------------
    8/1 - 8/31/2001      Cash generated from sale of BATM Stock                           $ 1,651,741.86
       8/31/2001         Interest Income                                                  $     8,598.22
                                                                                          --------------
                                                                     Total WATP Receipts  $ 1,660,340.08
                                                                                          ==============


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:             Bank of America
Location:         Dallas, TX
Account Name:     Master Account
Account Number:   03751046297

         DATE DISBURSED                     DESCRIPTION                                                  AMOUNT
         --------------                     -----------                                               -----------
           8/28/2001             LOCKBOX ADJUSTMENT FOR ERRONEOUS DEPOSIT                             $ 24,506.55
                                                                                                      -----------
                                                                            Total WATP Disbursements  $ 24,506.55 (*)
                                                                                                      ===========

(*)      Funds disbursed by World Access, Inc. on behalf of Debtor


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: August 31, 2001

Bank:             Bank of America
Location:         Dallas, TX
Account Name:     Corporate Disbursement
Account Number:   03299976144

     DATE DISBURSED      CHECK NUMBER               DESCRIPTION                                             AMOUNT
     --------------      ------------               -----------                                           -----------
         8/3/2001           34523         NORTH ATLANTA REALTY (ATLANTA RENT)                             $ 28,021.13
        8/10/2001           34543         WASTE MANAGEMENT (DUMPSTER RENT)                                $    294.02
        8/17/2001           34560         GE CAPITAL (COPIER LEASE)                                       $  1,151.44
        8/24/2001           34567         ASCOM HASLER (POSTAGE METER LEASE)                              $    181.15
                                                                                                          -----------
                                                                               Total WATP Disbursements   $ 29,647.74 (*)
                                                                                                          ===========

(*)      Funds disbursed by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2001

STATEMENT OF INVENTORY

         Beginning Inventory                   $ --
         Add: purchases                        $ --
         Less: goods sold                      $ --
                                               ----
         Ending inventory                      $ --
                                               ====

PAYROLL INFORMATION STATEMENT

         Gross payroll for this period         $ --
         Payroll taxes due but unpaid          $ --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                DATE REGULAR       AMOUNT OF            NUMBER OF               AMOUNT OF
         NAME OF CREDITOR/LESSOR               PAYMENT IS DUE    REGULAR PAYMENT    PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
         -----------------------               --------------    ---------------    -------------------     -------------------
   North Atlanta Realty                            Monthly          $28,021.13              --                  $       --
   GE Capital (Copier Lease)                       Monthly          $   575.72              --                  $       --
   Toshiba Easy Lease (Fax)                        Monthly          $    84.41               3                  $   253.23
   Toshiba Easy Lease (Fax)                        Monthly          $    35.11               3                  $   105.33
   GE Capital (Copier/Fax Lease)                   Monthly          $   612.83               3                  $ 1,838.49
   Ascom/Hasler (Postage Meter)                   Quarterly         $   181.15              --                  $       --
   Imperial Business Credit (Postage Meter)       Quarterly         $   497.83              --                  $       --


                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                              3RD PARTY           INTERCOMPANY              TOTAL
                                                             ---------------       ---------------       ---------------
     Beginning of month balance                              $ 13,898,106.54       $ 14,597,020.49       $ 28,495,127.03
     Add: sales on account                                   $            --       $            --       $            --
             cash received by Parent or Affiliate            $            --       $         51.31       $         51.31
             cash advanced to affiliate                      $            --       $            --       $            --
     Less: collections received by Parent or Affiliate       $            --       $            --       $            --
                                                             ---------------       ---------------       ---------------
     End of month balance                                    $ 13,898,106.54       $ 14,597,071.80       $ 28,495,178.34
                                                             ===============       ===============       ===============

0-30 Days         31-60 Days                                    61-90 Days           Over 90 Days     End of Month Total
---------         ----------                                    ----------         ---------------    ------------------
  $ --               $ --                                         $ --             $ 13,898,106.54      $ 13,898,106.54

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                             3RD PARTY             INTERCOMPANY              TOTAL
                                                            -----------            ------------           ------------
     Beginning of month balance                             $ 55,706.43            $  89,915.20           $ 145,621.63
     Add: sales on account                                  $ 30,124.09            $         --           $  30,124.09
             Expenses paid by Parent or Affiliate           $        --            $         --           $         --
             Cash received from Affiliate                   $        --            $         --           $         --
     Less: payments made by Parent or Affiliate             $(54,154.29)           $  54,154.29           $         --
                                                            -----------            ------------           ------------
     End of month balance                                   $ 31,676.23            $ 144,069.49           $ 175,745.72
                                                            ===========            ============           ============

  0-30 Days       31-60 Days                                 61-90 Days            Over 90 Days     End of Month Total
------------      ----------                                ------------           ------------     ------------------
$ 29,016.09        $ 669.94                                  $ 1,990.20                 $ --            $ 31,676.23


                            OPERATING REPORT Page 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                      For the Month Ending: August 31, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.     Federal income taxes              Yes (X)         No ( )

       2.     FICA withholdings                 Yes (X)         No ( )

       3.     Employee's withholdings           Yes (X)         No ( )

       4.     Employer's FICA                   Yes (X)         No ( )

       5.     Federal unemployment taxes        Yes (X)         No ( )

       6.     State income tax                  Yes (X)         No ( )

       7.     State employee withholdings       Yes (X)         No ( )

       8.     All other state taxes                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


             DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                  /s/ Henry C. Lyon
                                  ---------------------------------------------
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer


                            OPERATING REPORT Page 9

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $9,713,690.31

RECEIPTS:
     1.  Receipts from Operations                                                  $          --
         Receipts from Operations (Received by Parent or Affiliates)               $   69,413.82
     2.  Other Receipts                                                            $   18,760.40
         Other Receipts (Received by Parent or Affiliates)                         $  357,960.34
                                                                                   -------------

TOTAL RECEIPTS                                                                     $  446,134.56
Less:  Receipts received by Parent or Affiliates                                   $ (427,374.16)
                                                                                   -------------
ADJUSTED TOTAL RECEIPTS                                                            $   18,760.40

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $          --
         b. Others                                                                 $          --
     4. Taxes
         a. Federal Income Taxes                                                   $          --
         b. FICA Withholdings                                                      $          --
         c. Employee's withholdings                                                $          --
         d. Employer's FICA                                                        $          --
         e. Federal Unemployment Taxes                                             $          --
         f. State Income Tax                                                       $          --
         g. State Employee withholdings                                            $          --
         h. All other state taxes                                                  $          --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                            $   28,234.44
         b. Utilities                                                              $          --
         c. Insurance                                                              $          --
         d. Merchandise bought for manufacture or sell                             $          --
         e. Other necessary expenses                                               $          --
             Employee Expenses                                                     $          --
             Office Supplies & Expenses                                            $      846.63
             Other                                                                 $      500.00
                                                                                   -------------
TOTAL DISBURSEMENTS                                                                $   29,581.07
Less:  Disbursements made by Parent or Affiliates                                  $  (29,581.07)
                                                                                   -------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $          --
                                                                                   -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $   18,760.40

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                             $          --

ENDING BALANCE IN Deutsch Bank - S/T Investment 206-21130                          $9,732,450.71
                                                                                   -------------
ENDING BALANCE IN ALL ACCOUNTS                                                     $9,732,450.71
                                                                                   =============



                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Master Account
Account Number:  03751046297

DATE RECEIVED                                         DESCRIPTION                                     AMOUNT
------------------                                    -----------                                 --------------
  9/13/2001                      Suntrust (WATP Receivable)                                       $    69,413.82
  9/19/2001                      Scarlett Telecom BV (Proceeds from Sale of Uninet)               $   357,960.34
                                                                                                  --------------
                                                       Total WATP Receipts                        $   427,374.16*
                                                                                                  ==============



*        Funds received by World Access, Inc. on behalf of Debtor.


                             OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2001

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130


DATE RECEIVED                                        DESCRIPTION                                   AMOUNT
-------------                                        -----------                                  ----------
  9/28/2001                      Interest Income                                                  $18,760.40
                                                                                                  ----------
                                                 Total WATP Receipts                              $18,760.40
                                                                                                  ==========



                             OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                    For the Month Ending: September 30, 2001

Bank:  Bank of America
Location:  Dallas, TX
Account Name:  Corporate Disbursement
Account Number:  03299976144


     DATE DISBURSED           CHECK NUMBER              DESCRIPTION                                        AMOUNT
     --------------           ------------              -----------                                     ------------
        9/5/2001                  34590          NORTH ATLANTA REALTY (ATL RENT)                        $ 28,234.44
        9/7/2001                  34593          GE CAPITAL (COPIER LEASE)                              $    575.72
       9/21/2001                  34615          U.S. TRUSTEE (TRUSTEE PAYMENTS)                        $    500.00
       9/28/2001                  34626          WASTE MANAGEMENT (DUMPSTER RENT)                       $    270.91
                                                                                                        -----------
                                                                Total WATP Disbursements                $ 29,581.07*
                                                                                                        ===========



*        Funds disbursed by World Access, Inc. on behalf of Debtor.


                             OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2001

STATEMENT OF INVENTORY

    Beginning Inventory                         $         --
    Add: purchases                              $         --
    Less: goods sold                            $         --
                                                ------------

    Ending inventory                            $         --
                                                ============


PAYROLL INFORMATION STATEMENT

    Gross payroll for this period               $         --
    Payroll taxes due but unpaid                $         --



               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS


                                             DATE REGULAR         AMOUNT OF               NUMBER OF                AMOUNT OF
    NAME OF CREDITOR/LESSOR                 PAYMENT IS DUE     REGULAR PAYMENT       PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
    -----------------------                 --------------     ----------------      --------------------     -------------------

North Atlanta Realty                         Monthly               $28,021.13                --                     $      --
GE Capital (Copier Lease)                    Monthly               $   575.72                --                     $      --
Toshiba Easy Lease (Fax)                     Monthly               $    84.41                 4                     $  337.64
Toshiba Easy Lease (Fax)                     Monthly               $    35.11                 4                     $  140.44
GE Capital (Copier/Fax Lease)                Monthly               $   612.83                 4                     $2,451.32
Ascom/Hasler (Postage Meter)                Quarterly              $   181.15                --                     $      --
Imperial Business Credit (Postage Meter)    Quarterly              $   497.83                 1                     $  497.83



                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                     3RD PARTY           INTERCOMPANY               TOTAL
                                                                     --------------         --------------        --------------
            Beginning of month balance                               $13,898,106.54         $14,597,071.80        $28,495,178.34
            Add: sales on account                                    $           --         $           --        $           --
                    cash received by Parent or Affiliate             $           --         $   357,960.34        $   357,960.34
                    cash advanced to affiliate                       $           --         $           --        $           --
            Less: collections received by Parent or Affiliate        $   (69,413.82)        $    69,413.82        $           --
                                                                     --------------         --------------        --------------
            End of month balance                                     $13,828,692.72         $15,024,445.96        $28,853,138.68
                                                                     ==============         ==============        ==============



 0-30 Days             31-60 Days           61-90 Days           Over 90 Days           End of Month Total
------------          -----------          -----------          --------------          ------------------
$         --          $        --          $        --          $13,828,692.72            $13,828,692.72




STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                         3RD PARTY        INTERCOMPANY          TOTAL
                                                                       -----------        ------------       -----------
       Beginning of month balance                                      $ 31,676.23        $144,069.49        $175,745.72
       Add: sales on account                                           $ 30,736.17        $        --        $ 30,736.17
               Expenses paid by Parent or Affiliate                    $        --        $        --        $        --
               Cash received from Affiliate                            $        --        $        --        $        --
       Less: payments made by Parent or Affiliate                      $(29,581.07)       $ 29,581.07        $        --
                                                                       -----------        -----------        -----------
       End of month balance                                            $ 32,831.33        $173,650.56        $206,481.89
                                                                       ===========        ===========        ===========


  0-30 Days           31-60 Days          61-90 Days          Over 90 Days        End of Month Total
------------          ----------          ----------          ------------        -----------------
$  29,332.43          $   838.76          $   669.94           $ 1,990.20             $32,831.33




                             OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                    For the Month Ending: September 30, 2001


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.  Federal income taxes                     Yes (X)           No ( )

       2.  FICA withholdings                        Yes (X)           No ( )

       3.  Employee's withholdings                  Yes (X)           No ( )

       4.  Employer's FICA                          Yes (X)           No ( )

       5.  Federal unemployment taxes               Yes (X)           No ( )

       6.  State income tax                         Yes (X)           No ( )

       7.  State employee withholdings              Yes (X)           No ( )

       8.  All other state taxes                         See Note Below


         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                  /s/ Henry C. Lyon
                                  ---------------------------------------------
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer


                             OPERATING REPORT Page 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                  $  9,732,450.71

RECEIPTS:
     1. Receipts from Operations                                                   $            --
         Receipts from Operations (Received by Parent)                             $     14,588.70
     2. Other Receipts                                                             $     26,012.93
         Other receipts (Received by Parent or Affiliates)                         $            --
                                                                                   ---------------

TOTAL RECEIPTS                                                                     $     40,601.63
Less:  Receipts received by Parent or Affiliates                                   $    (14,588.70)
                                                                                   ---------------
ADJUSTED TOTAL RECEIPTS                                                            $     26,012.93

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                               $            --
         b. Others                                                                 $            --
     4. Taxes
         a. Federal Income Taxes                                                   $            --
         b. FICA Withholdings                                                      $            --
         c. Employee's withholdings                                                $            --
         d. Employer's FICA                                                        $            --
         e. Federal Unemployment Taxes                                             $            --
         f. State Income Tax                                                       $            --
         g. State Employee withholdings                                            $            --
         h. All other state taxes                                                  $            --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                            $     28,021.13
         b. Utilities                                                              $            --
         c. Insurance                                                              $            --
         d. Merchandise bought for manufacture or sell                             $            --
         e. Other necessary expenses                                               $      1,361.94
             Employee Expenses                                                     $            --
             Office Supplies & Expenses                                            $            --
             Other                                                                 $            --
                                                                                   ---------------

TOTAL DISBURSEMENTS                                                                $     29,383.07
Less:  Disbursements made by Parent or Affiliates                                  $    (29,383.07)
                                                                                   ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                       $            --

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $     26,012.93

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                             $            --

ENDING BALANCE IN Deutsch Bank - S/T Investment 206-21130                          $  9,758,463.64
                                                                                   ---------------

ENDING BALANCE IN ALL ACCOUNTS                                                     $  9,758,463.64
                                                                                   ===============

                             OPERATING REPORT Page 1

                           IN THE UNITED STATES COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED              DESCRIPTION                           AMOUNT
-------------              -----------                         ----------
10/23/2001           Restor Telecom (WATP Receivable)          14,588.70
                                                               ---------
                                                               14,588.70 *
                                                               =========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2001

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                 DESCRIPTION                            AMOUNT
-------------                 -----------                         ------------
 10/31/2001            Interest Receive                           $  26,012.93
                                                                  ------------
                                              Total WATP Receipts $  26,012.93
                                                                  ============

                             OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED           CHECK NUMBER                         DESCRIPTION                                  AMOUNT
--------------           ------------                         -----------                              -------------
10/1/2001                   34628                  NORTH ATLANTA REALTY (CORP. RENT)                   $  28,021.13
10/5/2001                   34630                  GE CAPITAL (COPIER LEASE)                           $     575.72
10/26/2001                  34661                  GE CAPITAL (COPIER LEASE)                           $     575.72
10/26/2001                  34668                  WASTE MANAGEMENT (DUMPSTER RENTAL)                  $     210.50
                                                                                                       ------------
                                                                              Total WATP Disbursements $  29,383.07 *
                                                                                                       ============

*   Funds disbursed by World Access, Inc. on behalf of Debtor


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                     For the Month Ending: October 31, 2001

STATEMENT OF INVENTORY
    Beginning Inventory                             $          --
    Add: purchases                                  $          --
    Less: goods sold                                $          --
                                                    -------------
    Ending inventory                                $          --
                                                    =============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                   $          --
    Payroll taxes due but unpaid                    $          --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                             DATE REGULAR         AMOUNT OF               NUMBER OF                  AMOUNT OF
NAME OF CREDITOR/LESSOR                     PAYMENT IS DUE     REGULAR PAYMENT       PAYMENTS DELINQUENT        PAYMENTS DELINQUENT
-----------------------                     --------------     ---------------       -------------------        -------------------
North Atlanta Realty                        Monthly            $  28,021.13                   --                $          --
GE Capital (Copier Lease)                   Monthly            $     575.72                   --                $          --
Toshiba Easy Lease (Fax)                    Monthly            $      84.41                    5                $      422.05
Toshiba Easy Lease (Fax)                    Monthly            $      35.11                    5                $      175.55
GE Capital (Copier/Fax Lease)               Monthly            $     612.83                    5                $    3,064.15
Ascom/Hasler (Postage Meter)                Quarterly          $     181.15                    1                $      181.15
Imperial Business Credit (Postage Meter)    Quarterly          $     497.83                    1                $      497.83

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                     For the Month Ending: October 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                3RD PARTY            INTERCOMPANY             TOTAL
                                                               ------------------------------------------------------------
         Beginning of month balance                            $  13,828,692.72       $  15,024,445.96     $  28,853,138.68
         Add: sales on account                                 $             --       $             --     $             --
                 expenses paid for affiliate                   $             --       $             --     $             --
                 cash advanced to affiliate                    $             --       $             --     $             --
         Less: collections                                     $     (14,588.70)      $      14,588.70     $             --
                                                               ------------------------------------------------------------
         End of month balance                                  $  13,814,104.02       $  15,039,034.66     $  28,853,138.68
                                                               ============================================================

0-30 Days                      31-60 Days                         61-90 Days            Over 90 Days        End of Month Total
---------                      ----------                      ----------------       ----------------     -------------------
$      --                      $       --                      $             --       $  13,814,104.02     $  13,814,104.02

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                   3RD PARTY            INTERCOMPANY             TOTAL
                                                               ------------------------------------------------------------
         Beginning of month balance                            $      32,831.33       $     173,650.56       $   206,481.89
         Add: sales on account                                 $      30,137.42       $             --       $    30,137.42
                 Cash received on behalf of Affiliate          $             --       $             --       $           --
                 Cash received from Affiliate                  $             --       $             --       $           --
         Less: payments                                        $     (29,383.07)      $      29,383.07       $           --
                                                               ------------------------------------------------------------
         End of month balance                                  $      33,585.68       $     203,033.63       $   236,619.31
                                                               ============================================================

                             OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                     For the Month Ending: October 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes               Yes (X)             No ( )

       2.   FICA withholdings                  Yes (X)             No ( )

       3.   Employee's withholdings            Yes (X)             No ( )

       4.   Employer's FICA                    Yes (X)             No ( )

       5.   Federal unemployment taxes         Yes (X)             No ( )

       6.   State income tax                   Yes (X)             No ( )

       7.   State employee withholdings        Yes (X)             No ( )

       8.   All other state taxes                    See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                 /s/ Henry C. Lyon
                                 ----------------------------------------------
                                 For the Debtor In Possession

                                 Henry C. Lyon
                                 Designated Officer

                             OPERATING REPORT Page 8